                      SECURITIES AND EXCHANGE COMMISSION
                            Washington, D.C.  20549

                                   FORM 8-K

                                CURRENT REPORT
                    Pursuant to Section 13 or 15(d) of the
                        Securities Exchange Act of 1934



Date of Report (Date of earliest event reported):    Commission File Number:
December 6, 1996                                                     0-20707



                      COLONIAL REALTY LIMITED PARTNERSHIP
            (Exact name of registrant as specified in its charter)



     Delaware                                            63-1098468
(State or other jurisdiction                            (IRS Employer
     of incorporation)                              Identification Number)



2101 Sixth Avenue North
       Suite 750
    Birmingham, Alabama                                        35202
(Address of principal executive offices)                     (Zip Code)


              Registrant's telephone number, including area code:
                                (205) 250-8700


         (Former name or former address, if changed since last report)

                                Not applicable
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                      COLONIAL REALTY LIMITED PARTNERSHIP

Item 5 -   Other Events

Attached as Exhibits to this form are the documents listed below:

     Exhibit                  Document
     -------                  --------

        A Form of Distribution Agreement by and among Colonial Realty Limited Partnership, Merrill Lynch & Co., Merrill Lynch, Pierce, Fenner & Smith Incorporated, Lehman Brothers Inc., and J.P. Morgan Securities Inc. and UBS Securities LLC, with the attached Administrative Procedures.

        B Form of Officers' Certificate evidencing the terms of the Fixed Rate Notes and the Floating Rate Notes to be provided to Bankers Trust Company (the "Trustee") pursuant to Section 301 of the Indenture dated July 22, 1996 between Colonial Realty Limited Partnership and Bankers Trust Company (the "Indenture"), with the attached Forms of Note.

        C Consolidated and Combined Calculation of Ratio of Earnings to Fixed Charges for the six months ended June 30, 1996 and the years ended December 31, 1995, 1994, 1993, 1992 and 1991 for Colonial
                              Realty Limited Partnership and Predecessor
                              Business (amending and superseding Exhibit 12 to Registration Statement No. 333-14401).

                                      -2-
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                                   SIGNATURE

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                              COLONIAL REALTY LIMITED
                                 PARTNERSHIP

                                 By:  Colonial Properties Holding
                                      Company, Inc., its general partner


Date:  December 6, 1996               By: /s/ Douglas B. Nunnelley
                                         ------------------------
                                         Douglas B. Nunnelley
                                         Senior Vice President and Chief
                                         Financial Officer

                                      -3-
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                                 EXHIBIT INDEX
                                 -------------


Exhibit                          Description                            Page
-------                          -----------                            ----

  A                              Form of Distribution Agreement by
                                 and among Colonial Realty Limited
                                 Partnership, Merrill Lynch & Co.,
                                 Merrill Lynch, Pierce, Fenner & Smith
                                 Incorporated, Lehman Brothers Inc., J.P. Morgan & Co., and UBS Securities LLC, with the attached Administrative Procedures.

  B                              Form of Officers' Certificate
                                 evidencing the terms of the Fixed
                                 Rate Notes and the Floating Rate
                                 Notes to be provided to Bankers
                                 Trust Company (the "Trustee") pursuant
                                 to Section 301 of the Indenture
                                 dated July 22, 1996 between
                                 Colonial Realty Limited Partnership
                                 and Bankers Trust Company (the
                                 "Indenture")the attached form
                                 of Notes.

  C Consolidated and Combined Calculation of Ratio of Earnings to Fixed Charges for the six months ended June 30, 1996 and the years ended December 31, 1995, 1994, 1993, 1992 and 1991 for
                                 Colonial Realty Limited Partnership and
                                 Predecessor Business (amending and
                                 superseding Exhibit 12 to Registration
                                 Statement No. 333-14401).